Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Flanders Corporation (the "Company"), on Form 10-Q for the quarter ended March 31, 2005, we hereby certify, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

                1.             The quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.             The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 22, 2005.

                                                                                                                /s/Steven K. Clark

                                                                                                                Steven K. Clark

                                                                                                                President and Chief Executive Officer

                                                                                                                /s/John W. Hodson

                                                                                                                John W. Hodson

                                                                                                                Chief Financial Officer